                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF

                              LCS INDUSTRIES, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED DECEMBER 23, 1998
                                       OF

                            CATALOG ACQUISITION CO.
                          A WHOLLY-OWNED SUBSIDIARY OF

                        CUSTOMERONE HOLDING CORPORATION

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
        TIME, ON FRIDAY, JANUARY 22, 1999, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                   AMERICAN SECURITIES TRANSFER & TRUST INC.


    By Mail, Hand Delivery or Facsimile:                   New York Drop Agent:
  American Securities Transfer & Trust Inc.      American Securities Transfer & Trust Inc.
         938 Quail Street, Suite 101               c/o Bank of Nova Scotia Trust Company
           Denver, Colorado 80215                                New York
         Attention: Trust Department                   One Liberty Plaza, 23rd Floor
                                                         New York, New York 10006
                 Facsimile:                                Attention: Pat Keane
               (303) 234-5340
                                                                Facsimile:
                   Phone:                                     (212) 225-5436
               (303) 234-5300
                                                                  Phone:
                                                              (212) 225-5427

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN THE ONES LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares (as defined) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (hereinafter referred to as the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

     Shareholders who cannot deliver their Shares and all other documents required hereby to the Depositary on or prior to Expiration Date (as defined in the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

                         DESCRIPTION OF SHARES TENDERED

----------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                             SHARES TENDERED
                 (PLEASE FILL IN, IF BLANK)                            (ATTACH ADDITIONAL LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------------------
                                                                              TOTAL NUMBER OF SHARES     NUMBER OF
                                                               CERTIFICATE        REPRESENTED BY           SHARES
                                                                NUMBER(S)*        CERTIFICATE(S)*        TENDERED**
                                                             ---------------- ----------------------- ----------------

                                                               ----------------------------------------------------

                                                               ----------------------------------------------------

                                                               ----------------------------------------------------

                                                               ----------------------------------------------------
                                                               Total Shares
----------------------------------------------------------------------------------------------------------------------

-------------------

*   Need not be completed by shareholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution

 -------------------------------------------------------------------------------

    Account No. at The Depository Trust Company
    -------------------------------------------------------------

    Transaction Code No.
    ----------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

    Name(s) of Tendering Stockholder(s)
    -----------------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
    --------------------------------------------------------

    Name of Institution which Guaranteed Delivery
    -------------------------------------------------------------

    If delivery is by book-entry transfer:

    Name of Tendering Institution

 -------------------------------------------------------------------------------

    Account No.
    ----------------------------------------------------------------------------

    Transaction Code No.
    ----------------------------------------------------------------------------

                            ----------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Catalog Acquisition Co., a Delaware corporation ("Purchaser"), and a wholly-owned subsidiary of CustomerONE Holding Corporation, a Delaware corporation ("Parent"), the above-described shares of common stock, $0.01 par value per share (the "Shares") of LCS Industries, Inc., a Delaware corporation (the "Company"), pursuant to Purchaser's offer to purchase all outstanding Shares at a price of $17.50 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 23, 1998, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, with any amendments or supplements, together constitute the "Offer"). Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Shares tendered pursuant to the Offer.

     Upon the terms and subject to the terms and conditions of the Offer and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after December 17, 1998) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and all such other Shares or securities), or transfer ownership of such Shares (and all such other Shares or securities) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (b) present such Shares (and all such other Shares or securities) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or securities), all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints Thomas O. Harbison and Thomas
P. Dea and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of any vote or other action (and any and all other Shares or other securities issued or issuable in respect thereof on or after December 17, 1998), at any meeting of shareholders of the Company (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and all such other Shares or securities), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after December 17, 1998) and that when the same are accepted for payment by Purchaser, Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other Shares or securities).

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated under "Special Payment Instructions", please issue the check for the purchase price of any Shares purchased, and return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price of any Shares purchased and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS

                         (SEE INSTRUCTIONS 6, 7 AND 8)

  To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Mail  [ ] check

       [ ] certificates to:

Name  ..........................................................................
                                    (Please Print)

Address  .......................................................................

 ................................................................................
                                                                      (Zip Code)

 ................................................................................
                         (Taxpayer Identification No.)
                      (also see substitute form W-9 below)

                         SPECIAL DELIVERY INSTRUCTIONS

                         (SEE INSTRUCTIONS 6, 7 AND 8)

  To be completed ONLY if the check for the Purchase Price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

Mail  [ ] check

       [ ] certificates to:

Name  ..........................................................................
                                    (Please Print)

Address  .......................................................................

 ................................................................................
                                                                      (Zip Code)

     ---------------------------------------------------------------------

                                   SIGN HERE

                      (PLEASE COMPLETE SUBSTITUTE FORM W-9
                                     BELOW)

                      .....................................

                      .....................................
                             Signature(s) of Owners

                     Dated     ...................... , 199
                     Name(s)  .............................
                      .....................................
                                 (Please Print)
                     Capacity (full title)  ...............
                     Address  .............................
                      .....................................
                               (Include Zip Code)
                     Area Code and Telephone Number  ......

                     (Must be signed by registered
                     holder(s) exactly as name(s) appear(s)
                     on stock certificate(s) or on a
                     security position listing or by
                     person(s) authorized to become
                     registered holder(s) by certificates
                     and documents transmitted herewith. If
                     signature is by a trustee, executor,
                     administrator, guardian,
                     attorney-in-fact, agent, officer of a
                     corporation or other person acting in
                     a fiduciary or representative
                     capacity, please set forth full title
                     and see Instruction 5.)

                           GUARANTEE OF SIGNATURES(S)

                      (IF REQUIRED; SEE INSTRUCTIONS 1 AND
                                       5)

                     Name of Firm  ........................

                     Authorized Signature  ................

                     Dated  .................... , 199

     ---------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE               PART I  TAXPAYER IDENTIFICATION NO. -- FOR ALL ACCOUNTS     PART II   FOR PAYEES EXEMPT
 FORM W-9                 ...........................................................           FROM BACKUP
 DEPARTMENT OF THE         Enter your taxpayer           -------------------------              WITHHOLDING (SEE
 TREASURY                  identification number in the  -------------------------              ENCLOSED
 INTERNAL REVENUE SERVICE  appropriate box. For most     Social Security Number                 GUIDELINES)
 PAYER'S REQUEST FOR       individuals and sole          OR
 TAXPAYER IDENTIFICATION   proprietors, this is your     -------------------------
 NO.                       Social Security Number. For   -------------------------
                           other entities, it is your    Employee Identification
                           Employer Identification       Number
                           Number. If you do not have a
                           number, see "How to Obtain a
                           TIN" in the enclosed
                           Guidelines.
                           Note: If the account is in
                           more than one name, see the
                           chart on page 2 of the
                           enclosed Guidelines to
                           determine what number to
                           enter.
------------------------------------------------------------------------------------------------------------------
 CERTIFICATION -- Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification Number or I am waiting for a number to be issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I
     intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number;
 (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
 (3) Any information provided on this form is true, correct and complete.
------------------------------------------------------------------------------------------------------------------
 SIGNATURE --------------------------------------------------  DATE
  ---------------------------------, 199
------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the instruction entitled "Special Payment Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date. Shareholders who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution,
(b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Purchaser must be received by the Depositary on or prior to the Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

     4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

     6. Stock Transfer Taxes. Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

     7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate under "Special Payment Instructions". If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. Substitute Form W-9. Under the federal income tax laws, the Depositary will be required to withhold 31% of the amount of any payments made to certain shareholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee, must provide the Depositary with such stockholder's or payee's correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above. In general, if a stockholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain shareholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such stockholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements (Form W-8, Certificate of Foreign Status) can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the

Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     9. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent at the address or telephone numbers set forth below.

                    The Information Agent for the Offer is:

                             D. F. KING & CO., INC.

                                77 Water Street
                            New York, New York 10005
                 Banks and Brokers Call Collect: (212) 269-5550
                   ALL OTHERS CALL TOLL FREE: (800) 431-9645

             GUIDELINES FOR CERTIFICATE OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.
---------------------------------------------------------------
                 ---------------------------------------------------------------

                                              GIVE THE
                                          SOCIAL SECURITY
     FOR THIS TYPE OF ACCOUNT:              NUMBER OF --
--------------------------------------------------------------
                                      GIVE THE EMPLOYER
                                      IDENTIFICATION
           FOR THIS TYPE OF ACCOUNT:  NUMBER OF --
--------------------------------------------------------------
 1.  An individual's account          The individual
 2.  Two or more individuals (joint   The actual owner of the
     account)                         account or, if combined
                                      funds, the first
                                      individual on the
                                      account(1)
 3.  Husband and wife (joint          The actual owner of the
     account)                         account or, if joint
                                      funds, either person(1)
 4.  Custodian account of a minor     The minor(2)
     (Uniform Gift to Minors Act)
 5.  Adult and minor (joint account)  The adult or, if the
                                      minor is the only
                                      contributor, the
                                      minor(1)
 6.  Account in the name of guardian  The ward, minor, or
     or committee for a designated    incompetent person(3)
     ward, minor, or incompetent
     person
 7.  a. The usual revocable savings   The grantor-trustee(1)
        trust account (grantor is
        also a trustee)               The actual owner(1)
     b. So-called trust account that
        is not a legal or valid
        trust under State law
 8.  Sole proprietorship account      The owner(4)
 9.  A valid trust, estate or         Legal entity (Do not
     pension trust                    furnish the identifying
                                      number of the personal
                                      representative or
                                      trustee unless the legal
                                      entity itself is not
                                      designated in the
                                      account title)(5)
10.  Corporate account                The corporation
11.  Religious, charitable or         The organization
     educational organization
     account
12.  Partnership account held in the  The partnership
     name of the business
13.  Association, club or other tax-  The organization
     exempt organization
14.  A broker or registered nominee   The broker or nominee
15.  Account with the Department of   The public entity
     Agriculture in the name of a
     public entity (such as a State
     or local government, school
     district or prison) that
     receives agricultural program
     payments

---------------------------------------------------------------
                 ---------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's Social Security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate or pension trust. Note:If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATE OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on payments include the following:

- A corporation.

- A financial institution.

- An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

- The United States or any agency or instrumentality thereof.

- A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

- An international organization or any agency, or instrumentality thereof.

- A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

- A real estate investment trust.

- A common trust fund operated by a bank under section 584(a).

- An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

- An entity registered at all times under the Investment Company Act of 1940.

- A foreign central bank issue.

Payments of dividends and patronage dividends not generally subject to backup withholding including the following:

- Payments to nonresident aliens subject to withholding under section 1441.

- Payments of patronage dividends where the amount received is not paid in money.

- Payments made by certain foreign organizations.

- Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

- Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

- Payments of tax-exempt interest (including exempt-interest dividends under section 852).

- Payments described in section 6049(b)(5) to non-resident aliens.

- Payments on tax-free covenant bonds under section 1451.

- Payments made by certain foreign organizations.

- Mortgage interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FORM, AND RETURN IT TO THE PAYER. ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE. -- Section 6019 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.